EXHIBIT 4.2










                                    INDENTURE

                                     between

                       UNITED FIDELITY AUTO TRUST 2001-A,
                                    as Issuer

                                       and

                        -------------------------------,
                              as Indenture Trustee

                          Dated as of __________, 2001


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                                                 TABLE OF CONTENTS

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ARTICLE I
         DEFINITIONS AND INCORPORATION BY REFERENCE ..............................................................2
         SECTION 1.01.  Definitions...............................................................................2
         SECTION 1.02.  Incorporation by Reference of Trust Indenture Act........................................16
         SECTION 1.03.  Rules of Construction....................................................................16

ARTICLE II
         THE NOTES...............................................................................................17
         SECTION 2.01.  Form.....................................................................................17
         SECTION 2.02.  Execution, Authentication and Delivery...................................................17
         SECTION 2.03.  Temporary Notes..........................................................................18
         SECTION 2.04.  Registration; Registration of Transfer and Exchange......................................18
         SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes...............................................19
         SECTION 2.06.  Payment of Principal and Interest; Defaulted Interest....................................21
         SECTION 2.07.  Cancellation.............................................................................22
         SECTION 2.08.  Book-Entry Notes.........................................................................22
         SECTION 2.09.  Notices to Clearing Agency...............................................................23
         SECTION 2.10.  Definitive Notes.........................................................................23
         SECTION 2.11.  Release of Pledged Assets................................................................24
         SECTION 2.12.  Tax Treatment............................................................................24
         SECTION 2.13.  ERISA....................................................................................24
         SECTION 2.14.  CUSIP Numbers............................................................................24

ARTICLE III
         COVENANTS...............................................................................................25
         SECTION 3.01.  Payment of Principal and Interest........................................................25
         SECTION 3.02.  Maintenance of Office or Agency..........................................................25
         SECTION 3.03.  Money for Payments to be Held in Trust...................................................25
         SECTION 3.04.  Existence................................................................................27
         SECTION 3.05.  Protection of Trust Estate...............................................................27
         SECTION 3.06.  Opinions as to Pledged Assets............................................................28
         SECTION 3.07.  Performance of Obligations; Successor Servicer...........................................28
         SECTION 3.08.  Negative Covenants.......................................................................29
         SECTION 3.09.  Annual Statement as to Compliance........................................................30
         SECTION 3.10.  Issuer May Consolidate, etc. Only on Certain Conditions..................................30
         SECTION 3.11.  Successor Transferee.....................................................................33
         SECTION 3.12.  No Other Business........................................................................33
         SECTION 3.13.  Servicer's Obligations...................................................................33
         SECTION 3.14.  Restricted Payments......................................................................33

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         SECTION 3.15.  Notice of Events of Default..............................................................34
         SECTION 3.16.  Further Instruments and Acts.............................................................34
         SECTION 3.17.  Compliance with Laws.....................................................................34
         SECTION 3.18.  Amendments of Trust Agreement............................................................34

ARTICLE IV
         SATISFACTION AND DISCHARGE..............................................................................34
         SECTION 4.01.  Satisfaction and Discharge of Indenture..................................................34
         SECTION 4.02.  Application of Trust Money...............................................................35
         SECTION 4.03.  Repayment of Monies Held by Paying Agent.................................................35

ARTICLE V
         EVENTS OF DEFAULT; REMEDIES.............................................................................36
         SECTION 5.01.  Events of Default........................................................................36
         SECTION 5.02.  Rights Upon Event of Default.............................................................37
         SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture
                        Trustee..................................................................................38
         SECTION 5.04.  Remedies.................................................................................40
         SECTION 5.05.  Optional Preservation of the Receivables.................................................41
         SECTION 5.06.  Priorities...............................................................................41
         SECTION 5.07.  Limitation of Suits......................................................................42
         SECTION 5.08.  Unconditional Rights of Noteholders to Receive Principal and
                        Interest.................................................................................43
         SECTION 5.09.  Restoration of Rights and Remedies.......................................................43
         SECTION 5.10.  Rights and Remedies Cumulative...........................................................43
         SECTION 5.11.  Delay or Omission Not a Waiver...........................................................44
         SECTION 5.12.  Control by Noteholders...................................................................44
         SECTION 5.13.  Waiver of Past Defaults..................................................................44
         SECTION 5.14.  Undertaking for Costs....................................................................45
         SECTION 5.15.  Waiver of Stay or Extension Laws.........................................................45
         SECTION 5.16.  Action on Notes..........................................................................45
         SECTION 5.17.  Performance and Enforcement of Certain Obligations.......................................46

ARTICLE VI
         THE INDENTURE TRUSTEE...................................................................................46
         SECTION 6.01.  Duties of Indenture Trustee..............................................................46
         SECTION 6.02.  Rights of Indenture Trustee..............................................................49
         SECTION 6.03.  Individual Rights of Indenture Trustee...................................................50
         SECTION 6.04.  Indenture Trustee's Disclaimer...........................................................50
         SECTION 6.05.  Notice of Defaults.......................................................................50
         SECTION 6.06.  Reports by Indenture Trustee to Holders..................................................50
         SECTION 6.07.  Compensation and Indemnity...............................................................50
         SECTION 6.08.  Replacement of Indenture Trustee.........................................................51

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         SECTION 6.09.  Successor Indenture Trustee by Merger....................................................53
         SECTION 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee........................53
         SECTION 6.11.  Eligibility..............................................................................54
         SECTION 6.12.  Preferential Collection of Claims Against Issuer.........................................55
         SECTION 6.13.  Representations and Warranties of Indenture Trustee......................................55

ARTICLE VII
         NOTEHOLDERS' LISTS AND REPORTS..........................................................................55
         SECTION 7.01.  Issuer to Furnish Names and Addresses of Noteholders.....................................55
         SECTION 7.02.  Preservation of Information; Communications to Noteholders...............................56
         SECTION 7.03.  Reports by Issuer........................................................................56
         SECTION 7.04.  Reports by Indenture Trustee.............................................................57

ARTICLE VIII
         DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS ...........................................................57
         SECTION 8.01.  Collection Account.......................................................................57
         SECTION 8.02.  Collections..............................................................................57
         SECTION 8.03.  Purchase Amounts.........................................................................58
         SECTION 8.04.  Distributions to Parties.................................................................58
         SECTION 8.05.  Servicer Advances........................................................................61
         SECTION 8.06.  Net Deposits.............................................................................61
         SECTION 8.07.  Release of Pledged Assets................................................................62
         SECTION 8.08.  Opinion of Counsel.......................................................................62

ARTICLE IX
         CREDIT ENHANCEMENT......................................................................................62
         SECTION 9.01.  Subordination............................................................................62
         SECTION 9.02.  Spread Account...........................................................................63
         SECTION 9.03.  Policy...................................................................................64

ARTICLE X
         SUPPLEMENTAL INDENTURES.................................................................................66
         SECTION 10.01.  Supplemental Indentures Without Consent of Noteholders..................................66
         SECTION 10.02.  Supplemental Indentures With Consent of Noteholders. ...................................67
         SECTION 10.03.  Execution of Supplemental Indentures....................................................68
         SECTION 10.04.  Effect of Supplemental Indenture........................................................69
         SECTION 10.05.  Conformity With Trust Indenture Act.....................................................69
         SECTION 10.06.  Reference in Notes to Supplemental Indentures...........................................69

ARTICLE XI
         REDEMPTION OF NOTES.....................................................................................69
         SECTION 11.01.  Redemption..............................................................................69
         SECTION 11.02.  Form of Redemption Notice...............................................................69

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         SECTION 11.03.  Notes Payable on Redemption Date........................................................70

ARTICLE XII
         MISCELLANEOUS...........................................................................................70
         SECTION 12.01.  Compliance Certificates and Opinions, etc...............................................70
         SECTION 12.02.  Form of Documents Delivered to Indenture Trustee........................................72
         SECTION 12.03.  Acts of Noteholders.....................................................................73
         SECTION 12.04.  Notices, etc., to Indenture Trustee, Issuer, Insurer and Rating
                         Agencies................................................................................73
         SECTION 12.05.  Notices to Noteholders; Waiver..........................................................74
         SECTION 12.06.  Alternate Payment and Notice Provisions.................................................75
         SECTION 12.07.  Conflict With Trust Indenture Act.......................................................75
         SECTION 12.08.  Effect of Headings and Table of Contents................................................75
         SECTION 12.09.  Successors and Assigns..................................................................75
         SECTION 12.10.  Separability............................................................................76
         SECTION 12.11.  Benefits of Indenture...................................................................76
         SECTION 12.12.  Legal Holidays..........................................................................76
         SECTION 12.13.  Governing Law...........................................................................76
         SECTION 12.14.  Counterparts............................................................................76
         SECTION 12.15.  Recording of Indenture..................................................................76
         SECTION 12.16.  Trust Obligation........................................................................76
         SECTION 12.17.  No Petition.............................................................................77
         SECTION 12.18.  Inspection..............................................................................77
         SECTION 12.19.  Limitation of Liability of Owner Trustee................................................77
         SECTION 12.20.  Certain Matters Regarding the Insurer...................................................77

EXHIBITS

Schedule A        Form of Depository Agreement
Exhibit A-1       Form of Class A-1 Note
Exhibit A-2       Form of Class A-2 Note
Exhibit A-3       Form of Class A-3 Note
Exhibit A-4       Form of Class A-4 Note
Exhibit B         Form of Class B Note
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                    TRUST INDENTURE ACT CROSS-REFERENCE TABLE

       TIA                                                    SECTION OF
REQUIREMENT                                                   INDENTURE
-----------                                                   ----------

310(a)......................................................................6.11
310(b)......................................................................6.11
310(c).......................................................................N/A
311(a)......................................................................6.12
311(b)......................................................................6.12
311(c).......................................................................N/A
312(a)................................................................7.01, 7.02
312(b)......................................................................7.02
312(c)......................................................................7.02
313(a)......................................................................7.04
313(b)......................................................................7.04
313(c)......................................................................7.04
314(a)......................................................................7.03
314(b)......................................................................3.06
314(c)...............................................................4.01, 12.01
314(d).....................................................................12.01
314(e).....................................................................12.01
314(f).......................................................................N/A
315(a)......................................................................6.01
315(b)......................................................................6.05
315(c)......................................................................6.01
315(d)......................................................................6.01
315(e)......................................................................5.14
316(a)......................................................................5.04
316(b).....................................................................10.02
316(c).....................................................................12.03
317(a)......................................................................5.03
317(b)......................................................................3.03
318(c)......................................................................1.02

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                                    INDENTURE

         This INDENTURE, dated as of __________, 2001 is entered into between UNITED FIDELITY AUTO TRUST 2001-A, a Delaware business trust, as issuer (the "Issuer"), and ___________________________________, a ______________________
banking corporation, as indenture trustee (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders and the Insurer:

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders and the Insurer without recourse, all of the Issuer's right, title and interest in, to and under, (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any Liquidation Proceeds and any proceeds from claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors relating to the Receivables, (iv) funds deposited in the Spread Account (and any Eligible Investments purchased therewith) and the Collection Account, (v) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables, (vi) all documents contained in the Receivable Files relating to the Receivables, (vii) all monies paid and all monies due, including Accrued Interest, as of and after the Cutoff Date (but excluding Accrued Interest paid prior to the Closing Date),
(viii) the rights of the Seller pursuant to the Purchase Agreement and the rights of the Issuer pursuant to the Trust Agreement to require United Fidelity to repurchase any such Receivables as to which there has been a breach of the representations and warranties contained therein, (ix) the benefits of the Policy with respect to the Receivables and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables so transferred) of any of the foregoing. Such property described in the preceding sentence, together with (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Spread Account, and (b) the funds deposited in and from time to time on deposit in such accounts, and all Eligible Investments and other securities, instruments and other investments purchased from such funds, shall hereinafter be referred to as the "Pledged Assets." The Issuer does not convey to the Indenture Trustee, and the Pledged Assets do not include, any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve with respect to such Receivables.

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (except as provided herein with respect to the subordination of the Class B Notes), and

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to secure compliance with the provisions of this Indenture and the Insurance
Agreement, all as provided in this Indenture and the Insurance Agreement.

         The Indenture Trustee, on behalf of the Noteholders and the Insurer, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01.  Definitions.

         Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms that are used herein that are not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement (as defined below) and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Accelerated Principal" means, for any Payment Date the lesser of (1) the Available Excess Funds or (2) the amount necessary to reduce the then aggregate Note Balances below the Pool Balance as of the end of the related Collection Period until the aggregate Pool Balance exceeds the aggregate Note Balances by ______% of the Initial Note Balances or $__________ (the "Accelerated Principal Amount").

         "Act" shall have the meaning specified in Section 12.03(a).

         "Administration Agreement" means the Administration Agreement, dated as of __________ among the Trust, the Administrator and the Indenture Trustee.

         "Administrator" means the Administrator under the Administration Agreement, which is initially United Fidelity, and its successors and assigns thereunder.

         "Affiliate" means, as to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have the meanings correlative to the foregoing.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the

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Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any vice president or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on a list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Available Excess Funds" for any Payment Date means the amount of Available Funds remaining from such Payment Date after paying the amounts pursuant to Section 8.04(a)(i) through (x).

         "Available Funds" has the meaning provided in the Trust Agreement.

         "Avoided Payment" has the meaning provided in the definition of Preference Amounts.

         "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Administration Agreement, the Depository Agreement, the Insurance Agreement, the Policy and this Indenture.

         "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.08.

         "Certificateholders" means the owners or holders of the Certificates pursuant to the Trust Agreement.

         "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "Class A Monthly Interest" means the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest, Class A-3 Monthly Interest and Class A-4 Monthly Interest.

         "Class A Monthly Principal" means the sum of Class A-1 Monthly Principal, Class A-2 Monthly Principal, Class A-3 Monthly Principal and Class A-4 Monthly Principal.

         "Class A Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note.

         "Class A-1 Interest Rate" means ______% per annum.

         "Class A-1 Monthly Interest" means, (i) for the first Payment Date, the product of one-three hundred sixtieth (1/360th) of the Class A-1 Interest Rate, the actual number of days from the Closing Date through the day before the first Payment Date and the Class A-1 Note Balance at the Closing Date and (ii) for any subsequent Payment Date, the product of one-three hundred sixtieth (1/360th) of the Class A-1 Interest Rate, the actual number of days from the previous Payment Date through

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the day before the related Payment Date and the Class A-1 Note Balance as of the
immediately preceding Payment Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Payment Date).

         "Class A-1 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-1 Noteholders on each Payment Date in accordance with
Section 8.04.

         "Class A-1 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-1.

         "Class A-1 Note Balance" means, at any time, the Initial Class A-1 Note Balance minus all payments of Monthly Principal to Class A-1 Noteholders made up to such time.

         "Class A-1 Noteholder" means the Person in whose name the respective Class A-1 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-1 Note registered in the name of the Issuer, the Seller, the Servicer or United Fidelity, or any Person controlling, controlled by, or under common control with the Issuer, the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class A-2 Interest Rate" means ______% per annum.

         "Class A-2 Monthly Interest" means, (i) for the first Payment Date, the product of one-twelfth of the Class A-2 Interest Rate, the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Payment Date divided by 30 and the Class A-2 Note Balance at the Closing Date and (ii) for any subsequent Payment Date, the product of one-twelfth of the Class A-2 Interest Rate and the Class A-2 Note Balance as of the immediately preceding Payment Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Payment
Date).

         "Class A-2 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-2 Noteholders on each Payment Date in accordance with
Section 8.04.

         "Class A-2 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-2.

         "Class A-2 Note Balance" means, at any time, the Initial Class A-2 Note Balance minus all payments of Monthly Principal to Class A-2 Noteholders made up to such time.

         "Class A-2 Noteholder" means the Person in whose name the respective Class A-2 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-2 Note

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registered in the name of the Issuer, the Seller, the Servicer or United
Fidelity, or any Person controlling, controlled by, or under common control with the Issuer, the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class A-3 Interest Rate" means _______% per annum.

         "Class A-3 Monthly Interest" means, (i) for the first Payment Date, the product of one-twelfth of the Class A-3 Interest Rate, the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Payment Date divided by 30 and the Class A-3 Note Balance at the Closing Date and (ii) for any subsequent Payment Date, the product of one-twelfth of the Class A-3 Interest Rate and the Class A-3 Note Balance as of the immediately preceding Payment Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Payment
Date).

         "Class A-3 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-3 Noteholders on each Payment Date in accordance with
Section 8.04.

         "Class A-3 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-3.

         "Class A-3 Note Balance" means, at any time, the Initial Class A-3 Note Balance minus all payments of Monthly Principal to Class A-3 Noteholders made up to such time.

         "Class A-3 Noteholder" means the Person in whose name the respective Class A-3 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-3 Note registered in the name of the Issuer, the Seller, the Servicer or United Fidelity, or any Person controlling, controlled by, or under common control with the Issuer, the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class A-4 Interest Rate" means _______% per annum; provided, however, the per annum rate shall be increased by ______% beginning on the first Payment Date on which the Note Balances (after giving effect to all payments of principal on such Payment Date) will be less than 10% of the Initial Note Balances if the Class A-4 Notes will not be redeemed on such Payment Date.

         "Class A-4 Monthly Interest" means, (i) for the first Payment Date, the product of one-twelfth of the Class A-4 Interest Rate, the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Payment Date divided by 30 and the Class A-4 Note Balance at the Closing Date and (ii) for any subsequent Payment Date, the product of one-twelfth of the Class A-4 Interest Rate and the Class A-4 Note Balance as of the

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immediately preceding Payment Date (after giving effect to any distribution of
Monthly Principal made on such immediately preceding Payment Date).

         "Class A-4 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-4 Noteholders on each Payment Date in accordance with
Section 8.04.

         "Class A-4 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-4.

         "Class A-4 Note Balance" means, at any time, the Initial Class A-4 Note Balance minus all payments of Monthly Principal to Class A-4 Noteholders made up to such time.

         "Class A-4 Noteholder" means the Person in whose name the respective Class A-4 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-4 Note registered in the name of the Issuer, the Seller, the Servicer or United Fidelity, or any Person controlling, controlled by, or under common control with the Issuer, the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class B Interest Rate" means _______% per annum; provided, however, the per annum rate shall be increased by _______% beginning on the first Payment Date on which the Note Balances (after giving effect to all payments of principal on such Payment Date) will be less than 10% of the Initial Note Balances if the Class B Notes will not be redeemed on such Payment Date.

         "Class B Monthly Interest" means, (i) for the first Payment Date, the product of one-twelfth of the Class B Interest Rate, the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Payment Date divided by 30 and the Class B Note Balance at the Closing Date and (ii) for any subsequent Payment Date, the product of one-twelfth of the Class B Interest Rate and the Class B Note Balance as of the immediately preceding Payment Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Payment Date).

         "Class B Monthly Principal" means that portion of Monthly Principal to be paid to Class B Noteholders on each Payment Date in accordance with Section 8.04.

         "Class B Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit B.

         "Class B Note Balance" means, at any time, the Initial Class B Note Balance minus all payments of Monthly Principal to Class B Noteholders made up to such time.


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         "Class B Noteholder" means the Person in whose name the respective
Class B Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class B Note registered in the name of the Issuer, the Seller, the Servicer or United Fidelity, or any Person controlling, controlled by, or under common control with the Issuer, the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Controlling Party" means the Insurer, so long as no Insurer Default shall have occurred and be continuing, and the Indenture Trustee, for so long as an Insurer Default shall have occurred and be continuing.

          "Corporate Trust Office" means the office of the Indenture Trustee located at _________________________________ (e-mail address
____________________), (facsimile no. ____________________), Attention:
Corporate Trust Administration.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" shall have the meaning specified in Section 2.09.

         "Depository Agreement" means the agreement dated __________, among the Issuer, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of Schedule A hereto.

         "DTC" means The Depository Trust Company, a New York corporation.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning specified in Section 5.01(a).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation or bank, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or bank; and with respect to any partnership, any general partner thereof.

         "Final Maturity Date" means __________ with respect to the Class A-1 Notes, __________ with respect to the Class A-2 Notes, __________ with respect to the Class A-3 Notes, __________ with respect to the Class A-4 Notes and __________ with respect to the Class B Notes.

         "Final Order" has the meaning specified in Section 9.03(b).

         "First Loss Protection Amount" means, for each Payment Date, an amount (not less than zero) equal to the lesser of (a) _______% multiplied by the outstanding Pool Balance (such amount to be determined as of the last day of the Collection Period relating to the prior Payment Date, or in the case of the first Payment Date, as of the Closing Date) less the amount on deposit in the Spread Account on such last day of the Collection Period relating to such current Payment Date (or in the case of the first Payment Date, as of the Closing Date) less the Overcollateralization Amount, and (b) the First Loss Protection Amount for the prior Payment Date.

         "Fiscal Agent" shall have the meaning specified in the Insurance Agreement.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Pledged Assets or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Assets and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Indebtedness" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such

Person under any guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (viii) obligations of such Person under any interest rate or currency exchange agreement.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Indenture Trustee" means _____________________, a __________ banking corporation, as the Indenture Trustee under this Indenture, and its permitted successors and assigns.

         "Independent" when used with respect to any specified Person, means that such a Person (i) is in fact independent of the Issuer, the Seller and any of their respective Affiliates, (ii) is not a director, officer or employee of the Issuer, the Seller or any of their respective Affiliates, (iii) is not a person related to any officer or director of the Issuer, the Seller or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Seller or any of their respective Affiliates, and (v) is not connected with the Issuer, the Seller or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Initial Class A-1 Note Balance" means $__________.

         "Initial Class A-2 Note Balance" means $__________.

         "Initial Class A-3 Note Balance" means $__________.

         "Initial Class A-4 Note Balance" means $__________.

         "Initial Class B Note Balance" means $__________.

         "Initial Note Balances" means $__________.

         "Insurance Premium" means Premium as defined in the Premium Side Letter Agreement.

         "Insurer Default" means the Insurer is in default under the Policy after the expiration of any applicable cure period.

         "Issuer" means the United Fidelity Auto Trust 2001-A as the issuer of the Notes under this Indenture and its permitted successors and assigns.

         "Issuer Order" and "Issuer Request" each means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

         "Monthly Interest" means the sum of Class A Monthly Interest and Class B Monthly Interest.

         "Monthly Principal" for any Payment Date will equal the sum of the following:

          (i) the amount by which the Pool Balance declined during the related Collection Period; and

          (ii) the additional amount, if any, which is necessary to reduce the Note Balance of a class of Notes to zero on its Final Maturity Date.

     The amount of Monthly Principal otherwise payable on any Payment Date may be reduced by the Overcollateralization Amount for such Payment Date created by payments of Accelerated Principal to the Noteholders pursuant to
     Section 8.04(b)(i) if the amount of Available Funds are not sufficient to fully pay the amounts required in Section 8.04(a)(i) through (vi). For the purpose of determining Monthly Principal, the unpaid principal balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable. In no event will Monthly Principal exceed the Outstanding Note Balances.

         "Net Cumulative Loss Event" has the meaning specified in the Insurance Agreement.

         "Net Cumulative Loss Percentage" means, for any Payment Date, the fraction (expressed as a percentage) of which the numerator is the aggregate Principal Balance of all Defaulted Receivables as of such Payment Date less the aggregate amount of Liquidation Proceeds received after the Cutoff Date as of such Payment Date and (ii) the denominator is the Original Pool Balance.

         "Net Principal Policy Amount" means the Initial Note Balances minus all amounts previously drawn on the Policy or from the Spread Account with respect to Monthly Principal.

         "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note or a Class B Note.

         "Note Balances" means, at any time, the Initial Note Balances minus all payments of principal made to the Noteholders up to such time. The term "Note Balance" means the Outstanding principal balance of a particular Class of Notes, depending upon the context. When the term "Note Balances" is used herein with respect to an issue relating to the consent of or voting of Noteholders, such term shall refer only to the Classes of Notes then Outstanding such that the Noteholders will vote as a single class.

         "Noteholder" has the meaning provided in the definition of Holder.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

         "Officer's Certificate" means a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, and delivered to the Indenture Trustee.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Seller or the Issuer and who shall be satisfactory to the Indenture Trustee and, if addressed to the Insurer, satisfactory to the Insurer, and which shall comply with any applicable requirements of Section 12.01, and shall be in form and substance satisfactory to the Indenture Trustee, and if addressed to the Insurer, satisfactory to the Insurer.

         "Original Pool Balance" means $__________.

         "Outstanding" or "Outstanding Notes" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice, satisfactory to the Indenture Trustee, has been made); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Note Balances have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, the Seller or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Seller or any of their respective Affiliates.

         "Overcollateralization Amount" means, for any Payment Date, the positive amount which is equal to the outstanding Pool Balance as of the end of the related Collection Period, less the aggregate Note Balances as of such Payment Date, after giving effect to any distributions of principal on such Payment Date.

         "Owner Trustee" means _______________________________, acting not in its individual capacity but solely as trustee under the Trust Agreement on behalf of the Trust.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 and is authorized by the Issuer to make the distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Pledged Assets" has the meaning provided in the Granting Clause of this Indenture.

         "Policy" means the irrevocable financial guaranty insurance policy dated as of __________, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders and having a maximum amount available to be drawn in respect of the Monthly Servicing Fee, Monthly Interest and Monthly Principal equal to the Policy Amount.

         "Policy Amount" on any Payment Date means:

         (A)      the sum of:

                  (x)      the Monthly Servicing Fee;

                  (y)      Monthly Interest; and

                  (z) the lesser of (i) the Outstanding Note Balances on such Payment Date (after giving effect to any distributions of Available Funds and any funds withdrawn from the Spread Account to pay Monthly Principal on such Payment Date) and (ii) the Net Principal Policy Amount (after giving effect to any distributions of Available Funds and any funds withdrawn from the Spread Account to pay Monthly Principal).

         less:
         ----

         (B) all amounts on deposit in the Spread Account on such Payment Date (after giving effect to any amounts withdrawn from the Spread Account on such Payment Date).

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Preference Amounts" means any amount guaranteed pursuant to the Policy which is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Indenture Trustee or any Noteholder is required to return such voided payment, or any portion of such voided payment made or to be made in respect of the Notes (an "Avoided Payment").

         "Premium Side Letter Agreement" means the letter dated the Closing Date as defined in the Insurance Agreement.

         "Principal Payment Sequence" means the order in which Monthly Principal shall be distributed among the Noteholders. The order of distribution of Monthly Principal is:

          (1) to the Class A-1 Noteholders until the Class A-1 Note Balance has been reduced to zero;

          (2) to the Class A-2 Noteholders until the Class A-2 Note Balance has been reduced to zero;

          (3) to the Class A-3 Noteholders until the Class A-3 Note Balance has been reduced to zero;

          (4) to the Class A-4 Noteholders until the Class A-4 Note Balance has been reduced to zero; and

          (5) to the Class B Noteholders until the Class B Note Balance has been reduced to zero.

However, if the amount of Available Funds (together with amounts withdrawn from the Spread Account and/or the Policy) are not sufficient on any Payment Date to pay the required payment of Class A Monthly Principal to Class A Noteholders in full, the amount of such funds available to pay Class A Monthly Principal to Class A Noteholders will be distributed pro rata to the Class A Noteholders based upon the relative Note Balance of each class of Class A Notes.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Rating Agency Condition" means, with respect to any action, that (i) __________ shall have been given ten Business Days (or such shorter period as is acceptable to __________) prior notice thereof and that __________ shall have notified the Seller, the Servicer, the Insurer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes, (ii) __________ shall have been given ten Business Days (or such shorter period as is acceptable to __________) prior notice thereof and copies of all documentation relating to the event requiring such Rating Agency Condition and (iii) each Rating Agency shall have confirmed to the Insurer that the shadow risk of the Insurer with respect to the Notes is investment grade.

         "Rating Event" means the qualification, reduction or withdrawal by either Rating Agency of its then current rating of any Class of Notes.

         "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date or, in the event that Definitive Notes are issued, the close of business on the last day of the related Collection Period.

         "Redemption Date" means the Payment Date specified by the Servicer or the Issuer pursuant to Section 11.01.

         "Redemption Price" means an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the respective interest rates of each Class of Notes being so redeemed to but excluding the Redemption Date.

         "Required Cash Floor" means, on each Payment Date, ______% of the Original Pool Balance; provided, that on any Payment Date on which a Net Cumulative Loss Event (as defined in the Insurance Agreement) has occurred and has not been cured, the Required Cash Floor shall equal ______% of the Original Pool Balance; provided further, that in the event that a Net Cumulative Loss Event, an Event of Default, or a Trigger Event shall have occurred and then been cured and the First Loss Protection Amount shall be greater than zero, the Required Cash Floor shall equal the greater of (a) _______% of the Original Pool Balance, and (b) the product of (x) a fraction, the numerator of which is the amount on deposit in the Spread Account at the beginning of the first Collection Period commencing after any of such events is cured, and the denominator of which is the Pool Balance as of the beginning of such Collection Period, and (y) the Pool Balance as of the end of the Collection Period related to the current Payment Date.

         "Required Spread Amount" means, on each Payment Date, the Required Cash Floor; provided, that on or after the first Payment Date on which the Excess Yield Requirement (as defined in the Insurance Agreement) has not been met, the Required Spread Amount shall be the greater of (a) the Required Cash Floor then in effect and (b) (i) ________% of the Pool Balance as of the end of the Collection Period related to the current Payment Date less (ii) the Overcollateralization Amount. Notwithstanding the foregoing, upon and during the continuance of an Event of Default or a Trigger Event, the Required Spread Amount shall be equal to the Policy Amount as of such Payment Date, without giving effect to amounts on deposit in the Spread Account, after giving effect to any draws on the Policy, draws on the Spread Account and other distributions pursuant to Section 8.04 on such Payment Date. Once such Event of Default or Trigger Event has been cured or discontinued, the Required Spread Amount shall be determined as otherwise set forth above.

         "Responsible Officer" means, when used with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Servicer Default" means an Event of Servicer Default under the Trust Agreement.

         "Spread Account" shall have the meaning specified in Section 9.02(a).

         "State" means any one of the 50 states of the United States or the District of Columbia.

         "Termination Date" means the latest of (i) the expiration of the Policy and the return of the Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Insurer under this Indenture and (iii) the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

         "Trigger Event" has the meaning provided in the Insurance Agreement.

         "Trust Agreement" means the Trust and Servicing Agreement, dated as of the date hereof, among the Seller, the Servicer and the Owner Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

         "United States" means the United States of America.

         SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "Indenture Securities" means the Notes.

         "Indenture Security Holder" means a Noteholder.

         "Indenture to be Qualified" means this Indenture.

         "Indenture Trustee" or "Institutional Trustee" means the Indenture Trustee.

         "Obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.03. Rules of Construction. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular;

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

               (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

                                   ARTICLE II

                                    THE NOTES

         SECTION 2.01.  Form.

         (a) The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits A-1, A-2, A-3, A-4 and B to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         (b) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the exhibits hereto are part of the terms of this Indenture.

         SECTION 2.02.  Execution, Authentication and Delivery.

         (a) The Notes shall be executed on behalf of the Issuer by the Owner Trustee, as provided herein. The signature of any Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         (b) The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue Notes in the amount of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance. The aggregate principal amount of the Notes outstanding at any time may not exceed such respective amounts, except as otherwise provided in
Section 2.05. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in a different denomination.

         (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the forms of Notes attached as exhibits to this Indenture executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.03.  Temporary Notes.

         (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         (b) If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.04.  Registration; Registration of Transfer and Exchange.

         (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be the initial "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         (c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         (d) At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

         (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 10.06 not involving any transfer.

         (h) The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.

         (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by them to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

         (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. In the case of the registration of transfer of any Note, the Issuer, the Indenture Trustee, the Insurer and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

         SECTION 2.06.  Payment of Principal and Interest; Defaulted Interest.

         (a) Each Class of Notes shall accrue interest as provided in this Indenture at the related interest rate for such Class, and such interest shall be payable on each Payment Date as specified herein, subject to Section 3.01. Interest accrued on any Note but not paid on any Payment Date will be due on the immediately succeeding Payment Date, together with, to the extent permitted by applicable law, interest on such shortfall at the related interest rate. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.10, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date, a Redemption Date or on the related Final Maturity Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to Section 11.01), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Note shall be payable on each Payment Date to the extent provided in this Indenture and in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes of a Class of Notes shall be due and payable, if not previously paid, on the earlier of:

               (i) the Final Maturity Date of such Class;

               (ii) the Redemption Date;

               (iii) if an Event of Default shall have occurred and be continuing, so long as an Insurer Default shall not have occurred and be continuing, the date on which the Insurer shall have declared the Notes to be immediately due and payable in the manner provided in
          Section 5.02; or

               (iv) if an Event of Default shall have occurred and be continuing and an Insurer Default shall have occurred and be continuing, the date on which the Noteholders representing not less than 66 2/3% of the Note Balances shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02.

All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the

Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of such Payment Date (or, in the case of Notes registered in the name of Cede & Co., as nominee of DTC, such notice shall be provided within one Business Day of such Payment Date) or receipt of notice of termination of the Trust pursuant to
Section 15.01 of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 11.02. In addition, the Administrator shall notify the Insurer and the Rating Agencies upon the final payment of interest on and principal of each Class of Notes, and upon the termination of the Trust, in each case pursuant to the Administration Agreement.

         SECTION 2.07. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be disposed of by the Indenture Trustee in accordance with its standard practices.

         SECTION 2.08. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer (except for any fractional units which cannot be accepted by DTC). Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.10. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.10:

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to
          Section 2.10, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balances, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.09. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.10, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.10.  Definitive Notes.

         (a) If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement, and the Administrator or the Indenture Trustee is unable to locate a qualified successor, or (ii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing in the aggregate more than 50% of the Note Balances of all Classes of Notes advise the Indenture Trustee through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all Note Owners, through the Clearing Agency, of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes evidencing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.

         (b) The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.11. Release of Pledged Assets. Subject to Section 12.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with Sections 314(c) and 314(d)(l) of the TIA or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 2.12. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Pledged Assets. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         SECTION 2.13.  ERISA.

         (a) Each purchaser or transferee of a Class A Note that is a Benefit Plan (as such term is defined in ERISA) shall be deemed to have represented that the relevant conditions for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption providing substantially similar relief have been satisfied.

         (b) Neither a Benefit Plan subject to ERISA or Section 4975 of the Code nor an individual retirement account may purchase a Class B Note.

         SECTION 2.14.  CUSIP Numbers.

         The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee may use such "CUSIP" numbers in notices of redemption as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay Monthly Interest on and Monthly Principal of the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.04(a), the Issuer will cause to be distributed the amount of Available Funds on a Payment Date. The Issuer will cause the deposits received on Receivables to be deposited into the Collection Account pursuant to the Trust Agreement for the benefit of the Noteholders. Amounts properly withheld under the Code by any Person from a payment of interest and/or principal to any Noteholder shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.02. Maintenance of Office or Agency. The Issuer will maintain or will cause the Administrator or the Indenture Trustee to maintain in The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.03.  Money for Payments to be Held in Trust.

         (a) As provided in Section 9.02 of the Trust Agreement, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account or the Spread Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account or the Spread Account for payments with respect to the Notes shall be paid over to the Issuer except as provided in this Section.

         (b) The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Pledged Assets and the Policy as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No Person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this paragraph, the provisions of this paragraph shall control.

         (c) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons by the Paying Agent or otherwise disposed of as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt of an Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, and the Pledged Assets.

         SECTION 3.05. Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Pledged Assets, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Pledged Assets. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

               (i) Grant more effectively all or any portion of the Pledged Assets;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any of the Pledged Assets;

               (v) preserve and defend title to the Pledged Assets and the rights of the Indenture Trustee and the Noteholders in such Pledged Assets against the claims of all persons and parties; or

               (vi) pay all taxes or assessments levied or assessed upon the Pledged Assets when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section, which are prepared and delivered to the Indenture Trustee.

         SECTION 3.06.  Opinions as to Pledged Assets.

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets (subject to the rights of the Insurer under the Insurance Agreement) for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets (subject to the rights of the Insurer under the Insurance Agreement) for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         SECTION 3.07.  Performance of Obligations; Successor Servicer.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with United Fidelity as the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Pledged Assets, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee, the Insurer (unless an Insurer Default has occurred and is continuing) and the Holders of at least a majority of the Outstanding Note Balances of the Notes.

         (d) If the Issuer shall have actual knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Insurer and each Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Trust Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) Upon the resignation or termination of the Servicer pursuant to
Section 12.05 or 13.01 of the Trust Agreement, the Indenture Trustee shall appoint a successor Servicer acceptable to the Insurer. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided in Section 13.02 of the Trust Agreement, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article Six shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Trust Agreement, the Indenture Trustee shall be entitled to appoint as Servicer one of its Affiliates; provided that it shall not be liable for the actions and omissions of any such Affiliate in such capacity as successor Servicer appointed with due care.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Trust Agreement, the Issuer shall promptly notify the Indenture Trustee and the Insurer. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Insurer of such appointment, specifying in such notice the name and address of such successor Servicer.

         (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents: (i) without the prior consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) or (ii) if the effect thereof would adversely affect the Noteholders.

         SECTION 3.08. Negative Covenants. Until the Termination Date, the Issuer shall not:

               (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Pledged Assets, unless directed to do so by the Indenture Trustee with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing);

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Assets;

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Assets or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien created by this Indenture not to constitute a valid first priority security interest (other than with respect to any such tax, mechanics' or other lien) in the Pledged Assets; or

               (iv) dissolve or liquidate in whole or in part.

         SECTION 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, on or before April 30 of each year, beginning on the first April 30 that is at least six months after the Closing Date, an Officer's Certificate dated as of December 31 of the preceding year stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of the Issuer's performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10.  Issuer May Consolidate, etc. Only on Certain Conditions.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall (A) be a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, and (C) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified person) shall make all filings, with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such consolidation or merger;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Insurer to the effect that such consolidation or merger will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filings required by the Exchange Act); and

               (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Assets, to any Person (except as expressly permitted by the Basic Documents), unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such conveyance or transfer, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such conveyance or transfer;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Insurer (so long as no Insurer Default shall have occurred and be continuing) to the effect that such conveyance or transfer will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

               (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer of properties or assets at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.11.  Successor Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Insurer stating that the Issuer is to be so released.

         SECTION 3.12. No Other Business. The Issuer shall not engage in (i) any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto or (ii) any other business or activities as contemplated by Section 1.03 of the Trust Agreement.

         SECTION 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Servicer's obligations under the Trust Agreement.

         SECTION 3.14. Restricted Payments. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer, the Noteholders and the Certificateholder as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

         SECTION 3.15. Notice of Events of Default. The Issuer agrees to give the Indenture Trustee, the Insurer and each Rating Agency prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of their respective obligations under the Trust Agreement.

         SECTION 3.16. Further Instruments and Acts. Upon request of the Indenture Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.17. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

         SECTION 3.18. Amendments of Trust Agreement. The Issuer shall not agree to any amendment to Section 16.01 of the Trust Agreement to eliminate the requirements thereunder that the Noteholders consent to amendments thereto as provided therein.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.11, 3.12, 3.17 and 3.18, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02), (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them and (vii) the obligation of the Indenture Trustee to make claims under the Policy, which shall survive the Final Maturity Date of the Class B Notes and extend through any preference period applicable with respect to the Notes or any payments made in respect of the Notes, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

               (A) either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation and the Policy has expired and been returned to the Insurer for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at the Final Maturity Date of the Class B Notes within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense of the Issuer, and the Issuer, in the case of clauses (i),
          (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or Eligible Investments for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Maturity Date of the Class B Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 11.01), as the case may be;

         (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of (1) the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes and (2) the Insurer under this Indenture and the Basic Documents; and

         (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and (if required by the TIA, the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and, subject to Section 12.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

         SECTION 4.02. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Trust Agreement or required by law.

         SECTION 4.03. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

         SECTION 5.01.  Events of Default.

         (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Note when the same becomes due and payable and such default shall continue for a period of five days after notice thereof is given to the Issuer by the Indenture Trustee, the Insurer or the Servicer, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Note Balances;

               (ii) default in the payment of any principal due and payable on a Class of Notes on the Final Maturity Date for such Class of Notes and such default shall continue for a period of five days after notice thereof is given to the Issuer by the Indenture Trustee, the Insurer or the Servicer, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Note Balances;

               (iii) (A) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), and such default shall continue or not be cured for a period of 60 days after notice thereof shall have been given, by registered or certified mail, to the Issuer, by the Indenture Trustee or the Insurer, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Note Balances or (B) any representation or warranty made by the Issuer in this Indenture or in any certificate delivered pursuant hereto or in connection herewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Issuer by the Indenture Trustee or the Insurer, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Note Balances of the Notes;

               (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Pledged Assets in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

provided, however, that so long as no Insurer Default shall have occurred and be continuing, neither the Indenture Trustee nor the Noteholders may declare an Event of Default under the Indenture. So long as no Insurer Default shall have occurred and be continuing, an Event of Default shall occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of an Event of Default. The failure to pay principal on a Class of Notes shall not result in the occurrence of an Event of Default until the Final Maturity Date for such Class of Notes.

         (b) The Issuer shall deliver to the Indenture Trustee and the Insurer, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.02.  Rights Upon Event of Default.

         (a) So long as no Insurer Default shall have occurred and be continuing, if an Event of Default shall have occurred and be continuing, then the Insurer shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare by written notice to the Issuer, the Servicer and the Indenture Trustee that the Notes become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable. The Indenture Trustee will have no discretion with respect to the acceleration of the Notes under the foregoing circumstances. In the event of any such acceleration of the Notes, the Indenture Trustee shall continue to make claims under the Policy with respect to the Notes.

         (b) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, if so requested in writing by the

Noteholders representing at least 66 2/3% of the Note Balances, upon prior written notice to each Rating Agency, declare that the Notes become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable.

         (c) Following any Event of Default, the Insurer may elect to prepay all or any portion of the outstanding amount of the Notes, plus accrued interest thereon to the date of payment; provided, however, that the Insurer shall fulfill its obligations under the Policy.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that, if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rates, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel.

         (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (i) if no Insurer Default shall have occurred and be continuing, at the direction of the Insurer, or (ii) if an Insurer Default shall have occurred and be continuing, at the direction of the Noteholders representing at least 66 2/3% of the Note Balances, as more particularly provided in Section 5.04, proceed to protect and enforce the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Pledged Assets, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

         (f) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.04.  Remedies.

         (a) If (i) an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (subject to Section 5.04(b) below and Section 5.05), if no Insurer Default shall have occurred and be continuing, at the direction of the Insurer, or (ii) if an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (subject to Section 5.04(b) below and Section 5.05), if an Insurer Default shall have occurred and be continuing, at the direction of the Noteholders representing at least 66 2/3% of the Note Balances, take one or more of the following actions as so directed:

               (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Assets;

               (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes;

               (iv) sell or cause the Servicer to otherwise liquidate the Pledged Assets or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and deliver the proceeds of such sale or liquidation to the Indenture Trustee for distribution in accordance with the terms of this Indenture; and

               (v) maintain possession of the Pledged Assets.

         (b)      Notwithstanding the foregoing,

               (i) in the event that the Indenture Trustee is acting at the direction of the Insurer, so long as no Insurer Default shall have occurred and be continuing, if an Event of Default specified in
          Section 5.01(a)(i), (ii) or (iii) shall have occurred and be continuing, the Insurer shall not have the right to cause the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Pledged Assets in whole or in part if the Indenture Trustee reasonably believes that the proceeds of such sale or liquidation would not be sufficient to pay all outstanding principal of and accrued interest on the Notes; and

               (ii) in the event that the Indenture Trustee is acting at the direction of the Noteholders representing at least 66 2/3% of the Note Balances, (so long as an Insurer Default shall have occurred and be continuing), the Noteholders shall not have the right to direct the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Pledged Assets in whole or in part unless an Event of Default as specified in Section 5.01(a)(iv) or (v) shall have occurred and be continuing.

         (c) In determining the sufficiency or insufficiency of the proceeds of a sale or liquidation of the Pledged Assets to pay all amounts required pursuant to Section 5.04(b)(i) above, the Indenture Trustee may, but need not, at the sole expense of the Issuer obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Pledged Assets for such purpose.

         SECTION 5.05. Optional Preservation of the Receivables. If the Notes shall have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences shall not have been rescinded and annulled, the Indenture Trustee shall, absent direction to the contrary from the Insurer or the Noteholders pursuant to Section 5.04, maintain possession of the Pledged Assets.

         SECTION 5.06.  Priorities.

         (a) If the Notes shall have been declared to be due and payable under
Section 5.02 following an Event of Default and such declaration and its consequences shall not have been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Pledged Assets or the Notes pursuant to this Article or otherwise and any money that may then be held or thereafter received by the Indenture Trustee with respect to the Pledged Assets or the Notes (excluding any payments made under the Policy), shall be applied as follows, notwithstanding the provisions of Section 8.04(a) to the contrary:

               (i) first, to pay any unpaid Monthly Servicing Fee and Outstanding Advances to the Servicer;

               (ii) second, to pay any accrued and unpaid fees of the Indenture Trustee and the Owner Trustee without preference or priority of any kind;

               (iii) third, to pay Monthly Interest on each Class of Class A Notes on a pro rata basis based on the interest accrued (including interest accrued on past due interest) on each Class of Class A Notes;

               (iv) fourth, to pay principal on each Class of Class A Notes, on a pro rata basis based on the Note Balance of each Class of Class A Notes, until the Note Balance of each Class of Class A Notes is reduced to zero;

               (v) fifth, to pay Monthly Interest on the Class B Notes (including interest accrued on past due interest);

               (vi) sixth, to pay principal on the Class B Notes until the Class B Note Balance is reduced to zero;

               (vii) seventh, to pay amounts owing the Insurer under the Insurance Agreement; and

               (viii) eighth, to the Spread Account, to be applied in accordance with Section 9.02 hereof and in accordance with the Trust Agreement.

         (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.07.  Limitation of Suits.

         (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Note Balances shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders shall have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings;

               (v) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60 day period by the Holders of a majority of the Note Balances; and

               (vi) an Insurer Default shall have occurred and be continuing.

It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         (b) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balances of the Notes, the Indenture Trustee in its sole discretion may determine which action, if any, shall be taken, notwithstanding any other provisions of this Indenture and any such action shall be binding on all parties.

         SECTION 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of Monthly Interest and Monthly Principal on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.09. Restoration of Rights and Remedies. If the Indenture Trustee, the Insurer or any Noteholder shall have instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, the Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

         SECTION 5.12. Control by Noteholders. The Holders of a majority of the Note Balances shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) any direction to the Indenture Trustee to sell or liquidate the Pledged Assets shall be subject to the terms of Section 5.04; and

               (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines, in its sole discretion, might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13.  Waiver of Past Defaults.

         (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Insurer or, if an Insurer Default shall have occurred and be continuing, the Noteholders representing not less than a majority of the Note Balances, with the consent of the Insurer may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the

Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including attorneys' fees and expenses, against any party litigant in such suit, in the manner and to the extent provided by the Trust Indenture Act; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law or any valuation or appraisement law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged Assets or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.06.

         SECTION 5.17.  Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer as applicable, of each of their obligations to the Issuer under or in connection with the Trust Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Trust Agreement.

         (b) If the Indenture Trustee is the Controlling Party and if an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction (which direction shall be given in writing and may include a facsimile) of the Holders of 66 2/3% of the Note Balances shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Trust Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         SECTION 6.01.  Duties of Indenture Trustee.

         (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee shall assume the duties of the Servicer pursuant to Section 3.07(e), the Indenture Trustee in performing such duties shall use the degree of care and skill customarily exercised by a prudent institutional servicer with respect to automobile retail installment sales contracts that it services for itself or others.

         (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to the Basic Documents.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

               (i) this paragraph does not limit the effect of Section 6.01(b);

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         (i) The Indenture Trustee shall, and hereby agrees that it will (i) perform all of the obligations and duties required of it under the Trust Agreement and (ii) hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for application as provided in the Trust Agreement.

         (j) The Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth in this Indenture to accomplish the purpose of this Trust as set forth in this Indenture or as otherwise required under the TIA.

         (k) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of Holders of Notes evidencing a majority of the Outstanding Note Balances, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture.

         (l) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.

         (m) Subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any UCC financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Pledged Assets, or (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         (n) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage, regardless of the form of action.

         (o) Notwithstanding the foregoing or any other provision in this Indenture to the contrary, the Indenture Trustee shall be liable in its commercial capacity for losses attributable to its failure to make payments on Eligible Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with the terms of the agreements or instruments governing any such Eligible Investments;

         (p) The Indenture Trustee shall acknowledge and accept the Administration Agreement on behalf of the Secured Parties.

         SECTION 6.02.  Rights of Indenture Trustee.

         (a) Except as otherwise provided in the second succeeding sentence, the Indenture Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, subject to Section 6.01(b)(ii) upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by a majority of Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to taking any such action.

         (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

         SECTION 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Sections 6.11 and 6.12.

         SECTION 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Pledged Assets or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05. Notice of Defaults. If a Default shall have occurred and be continuing and a Responsible Officer of the Indenture Trustee shall have actual knowledge or shall have received written notice thereof, the Indenture Trustee shall mail to each Noteholder and the Insurer notice of the Default within 90 days after it shall have occurred. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of Notes), the Indenture Trustee may withhold the notice if and so long as one of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as it customarily provides to enable such Holder to prepare its federal and state income tax returns.

         SECTION 6.07.  Compensation and Indemnity.

         (a) The Issuer shall cause the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's obligations to the Indenture Trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(a)(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.08.  Replacement of Indenture Trustee.

         (a) The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and the Insurer. The Issuer, may, with the consent of the Insurer, and, unless an Insurer Default shall have occurred and be continuing, at the request of the Insurer shall, remove the Indenture Trustee if:

               (i) the Indenture Trustee shall have failed to comply with
          Section 6.11;

               (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

               (iii) the Indenture Trustee shall have commenced a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or shall have made any assignment for the benefit of creditors or shall have failed generally to pay its debts as such debts become due or shall have taken any corporate action in furtherance of any of the foregoing; or

               (iv) the Indenture Trustee otherwise shall have become incapable of acting.

         (b) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Insurer.

         (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         (d) If a successor Indenture Trustee shall not have taken office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Note Balances may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (e) If the Indenture Trustee shall have failed to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (f) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.


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

         SECTION 6.09.  Successor Indenture Trustee by Merger.

         (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Insurer and each Rating Agency prompt notice of any such transaction.

         (b) In case at the time such successor by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force and effect of the certificate of the Indenture Trustee pursuant to the Notes or this Indenture.

         SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Pledged Assets may at the time be located, the Indenture Trustee shall have the power to and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Pledged Assets, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title

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

          to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11. Eligibility. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect

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

specified in Section 6.08. The Indenture Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Sections 310(b)(1) are met.

         SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) to the extent indicated.

         SECTION 6.13. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

         (a) the Indenture Trustee is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation; and

         (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

         (c) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid, and binding agreement of the Indenture Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights in general, as such laws apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Indenture Trustee, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.01. Issuer to Furnish Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee or the Servicer (i) not more than five days after the earlier of (1) each Record Date and (2) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 15 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be

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

furnished to the Indenture Trustee, but shall be provided by the Note Registrar to the Servicer, upon request, as provided above. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer in writing at such times as the Insurer may reasonably request a copy of the list.

         SECTION 7.02.  Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.03.  Reports by Issuer.

         (a)      The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.


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

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         (c) Subject to Section 6.01, delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to conclusively rely exclusively on Officer's Certificates).

         SECTION 7.04. Reports by Indenture Trustee. To the extent that any of the events described in TIA Section 313(a) shall have occurred, the Indenture Trustee shall, within 60 days after each December 15 beginning with the first December which is greater than three months from the date hereof, mail to the Issuer, the Insurer and each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                                  ARTICLE VIII

                  DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS

         SECTION 8.01. Collection Account. The Issuer shall cause the Seller to establish the Collection Account with the Indenture Trustee or another Eligible Bank as a segregated trust account in the name of the Indenture Trustee for the benefit of the Secured Parties. The amounts in the Collection Account shall be invested in Eligible Investments that mature not later than the Business Day prior to the next succeeding Payment Date and such Eligible Investments shall be held to maturity. The Indenture Trustee (or its custodian) shall (i) maintain possession of any negotiable instruments or securities evidencing Eligible Investments until the time of sale or maturity and each certificated security or negotiable instrument evidencing an Eligible Investment shall be endorsed in blank or to the Indenture Trustee or registered in the name of the Indenture Trustee and (ii) cause any Eligible Investment represented by an uncertificated security to be registered in the name of the Indenture Trustee.

         SECTION 8.02. Collections. The Indenture Trustee shall review the Servicer's Certificate prepared by the Servicer immediately upon receipt thereof pursuant to Section 8.09 of the Trust Agreement.

         For any Payment Date on which there will not be sufficient Available Funds to make the distributions required pursuant to Sections 8.04(a)(i) through
(vii), the Indenture Trustee shall withdraw or direct the Servicer to withdraw from the Spread Account, to the extent of the Available Spread Amount, an amount equal to such deficiency (after consideration of the adjustment provided in Section 8.04(b)(i)) and promptly deposit such amount in the Collection Account; or, if the Notes shall have been declared to be due and payable under Section
5.02 following an Event of Default,

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

for any Payment Date on which there will not be sufficient Available Funds to make the distributions required pursuant to Sections 5.06(a)(i) through (vii), but excluding any distributions required by Section 5.06(a)(ii) and Sections 5.06(a) (iv) or (vi) in an amount in excess of the amount, if any, required to reduce the aggregate Note Balances as of the prior Payment Date (after giving effect to any distributions on the prior Payment Date) to the Pool Balance at the end of the related Collection Period, the Indenture Trustee shall withdraw or direct the Servicer to withdraw from the Spread Account, to the extent of the Available Spread Amount, an amount equal to such deficiency and promptly deposit such amount in the Collection Account. In either case, if such deficiency exceeds the Available Spread Amount, the Indenture Trustee shall notify the Insurer of the amount of such excess deficiency. To the extent the Insurer is required pursuant to the terms of the Policy to pay the amount of such excess deficiency of the Monthly Servicing Fee, Monthly Interest and Monthly Principal, the Indenture Trustee shall promptly (and in any event not later than 1:00 p.m., New York City time, on the Business Day preceding the Payment Date) deliver a Notice for Payment as defined in the Policy (appropriately completed) to the Fiscal Agent with respect to the Policy.

         The Indenture Trustee shall, immediately upon receipt, deposit in the Collection Account any funds received by the Indenture Trustee in respect of funds drawn under the Policy from the Insurer.

         If the Available Funds for a Payment Date are insufficient to pay current and past due Insurance Premiums on the Policy, or any amounts owing to the Insurer pursuant to the Insurance Agreement including, without limitation, reimbursements, indemnities, fees and expenses, plus accrued interest thereon, to the Insurer, the Servicer shall notify the Indenture Trustee of such deficiency, and the applicable Available Spread Amount, if any, then on deposit in the Spread Account (after giving effect to any withdrawal to satisfy a deficiency in the Monthly Servicing Fee, Monthly Interest or Monthly Principal, other than amounts that would be attributable to the Accelerated Principal Amount) shall be available to cover such deficiency.

         SECTION 8.03. Purchase Amounts. Pursuant to the Trust Agreement, the Servicer and the Seller have agreed to remit to the Collection Account not later than the Determination Date, the aggregate Purchase Amount for such Collection Period pursuant to Sections 7.02 and 8.07 of the Trust Agreement. Not later than 11:00 a.m. (New York City time) on the related Payment Date the Servicer shall remit to the Collection Account the aggregate Optional Disposition Price for Receivables on such Payment Date pursuant to Section 15.02 of the Trust Agreement.

         SECTION 8.04.  Distributions to Parties.

         (a) On each Payment Date (unless the Notes shall have been declared to be due and payable under Section 5.02 following an Event of Default), the Indenture Trustee shall apply or cause to be applied the Available Funds in the Collection Account for the prior Collection Period (plus any amounts withdrawn from the Spread Account or drawn on the Policy pursuant to Section 8.02), to make the following payments in the listed order of priority:


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

               (i) Without duplication, an amount equal to the sum of (y) Outstanding Advances on all Receivables that became Defaulted Receivables during the prior Collection Period, plus (z) Outstanding Advances which the Servicer determines to be unrecoverable pursuant to
          Section 9.05 of the Trust Agreement, to the Servicer;

               (ii) To the extent not previously distributed to the Servicer, the Monthly Servicing Fee, including any such overdue Monthly Servicing Fee, to the Servicer;

               (iii) Class A Monthly Interest (including any overdue amounts) to the Class A Noteholders;

               (iv) Class B Monthly Interest (including any overdue amounts) to the Class B Noteholders, except that such payment will be subordinate to Monthly Principal payable to Class A Noteholders under clause (v) to the extent of principal in respect of a Final Maturity Date for a Class of Class A Notes on any Payment Date on which the amount of Available Funds, plus funds withdrawn from the Spread Account or drawn on the Policy will not be sufficient to fully pay the Note Balance of such Class of Class A Notes.

               (v) Monthly Principal (including any overdue amounts) to the Class A Noteholders, in accordance with the Principal Payment Sequence;

               (vi) Monthly Principal (including any overdue amounts) to the Class B Noteholders in accordance with the Principal Payment Sequence;

               (vii) The Insurance Premium, including any overdue Insurance Premium, plus accrued interest thereon at the rate provided in the Insurance Agreement, to the Insurer;

               (viii) The amount of Recoveries of Advances, to the Servicer (to the extent not applied pursuant to (i) above on or prior to such Payment Date);

               (ix) The aggregate amount of all unreimbursed draws made on the Policy in respect of the Monthly Servicing Fee, Monthly Interest and Monthly Principal and any other amounts payable to the Insurer under the Insurance Agreement, plus accrued interest thereon at the rate provided in the Insurance Agreement, to the Insurer;

               (x) The amount, if any, which is necessary to increase the amount on deposit in the Spread Account to $__________, for deposit to the Spread Account;


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

               (xi) To the extent of remaining Available Funds, the unpaid portion, if any, of the Accelerated Principal to the Noteholders in accordance with the Principal Payment Sequence;

               (xii) The balance for deposit in the Spread Account. The rights of the Certificateholder to receive distributions from the Spread Account are described in Sections 9.02(e) and (f).

                    (b) (i) If on any Payment Date (other than a Payment Date
               after the Notes shall have been declared to be due and payable under Section 5.02 following an Event of Default) there are not sufficient Available Funds to pay the distributions required by
               Section 8.04(a)(iii) through (vi), then (1) the amount of Monthly Principal payable on such date shall be reduced by the lesser of
               (A) the amount of such shortfall and (B) the amount, if any, by which the Note Balances as of the preceding Payment Date (after giving effect to all payments of principal on such date) were less than the Pool Balance as of the end of the Collection Period to which that Payment Date relates and (2) if there remains a shortfall, the Available Funds (together with amounts withdrawn from the applicable Spread Account and/or the Policy) payable under Section 8.04(a)(iii) through (vi) shall be allocated first to Class A Noteholders pari passu for the payment of Class A Monthly Interest, second to the Class A Noteholders pari passu in respect of Class A Monthly Principal, third to the Class B Noteholders in respect of Class B Monthly Interest and finally, to the Class B Noteholders in respect of Class B Monthly Principal. The amount of Monthly Interest allocated to Class A Noteholders shall be based upon the amount of interest due each Class of Class A Noteholders and the amount of Monthly Principal allocated to each Class of Class A Noteholders shall be based upon the relative Outstanding Note Balance of each Class of Class A Notes.

                    (ii) Notwithstanding the foregoing, if on any Payment Date, the Servicer exercises its option to cause a disposition of the remaining corpus of the Trust pursuant to Section 15.02 of the Trust Agreement: (a) the Available Funds and amounts withdrawn from the Spread Account or drawn on the Policy in respect only of Monthly Interest and Monthly Principal with respect to the immediately preceding Payment Date as determined in accordance with Sections 8.02 and 8.04 shall be distributed to the Noteholders on such Payment Date; (b) the Policy will not be available to pay any shortfall of Monthly Interest or Monthly Principal after a prepayment of the Note Balances pursuant to this Section 8.04(b)(ii); and (c) any remaining Pledged Assets (including all remaining Available Spread Amounts) shall be paid to the Noteholders on such Payment Date until the Note Balances shall have been reduced to zero. Any amounts in excess thereof shall be remitted to the Certificateholder pursuant to the Trust Agreement.


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

                    (iii) In making such payments the Indenture Trustee shall be entitled to rely (without investigation, confirmation or recalculation) upon all information and calculations contained in the Servicer's Certificate delivered to the Indenture Trustee pursuant to Section 8.09 of the Trust Agreement.

                    (iv) All monthly payments shall be made by wire transfer of immediately available funds to the Noteholder of record on the preceding Record Date. Notwithstanding the foregoing, the final payment on the Notes shall be made only against presentation and surrender of the Notes at the office or agency then maintained by the Indenture Trustee in accordance with Section 2.04 of this Indenture.

         (c) On each Payment Date, if the Servicer has reported to the Indenture Trustee in the Servicer's Certificate for any Collection Period that an Obligor or an Obligor's representative or successor successfully shall have asserted a claim or defense under bankruptcy law or similar laws for the protection of creditors generally (including the avoidance of a preferential transfer under bankruptcy law) that results in a liability to such Obligor for monies previously collected and remitted to the Indenture Trustee and not otherwise netted against collections pursuant to Section 8.02, the Indenture Trustee shall make all payments in respect of such claims or defenses out of the amounts on deposit in the Collection Account with respect to such Collection Period before making the distributions required by paragraph (a) of this Section 8.04.

         (d) If the Servicer has failed to provide the Indenture Trustee with the notice required pursuant to Section 8.02, the Indenture Trustee may calculate Monthly Interest and Monthly Principal and apply funds, if any, in the Collection Account as of the last day of the Collection Period, to make a distribution of Monthly Interest and Monthly Principal to the Noteholders.

         SECTION 8.05. Servicer Advances. The Servicer is required to make certain Advances pursuant to Section 8.05 of the Trust Agreement. If the Servicer shall determine that an Outstanding Advance with respect to any Receivable shall not be recoverable, the Servicer shall be entitled to reimbursement from any collections made on other Receivables pursuant to Section 8.04(a)(i), and Outstanding Advances with respect to such Receivable shall be reduced accordingly.

         SECTION 8.06. Net Deposits. For so long as United Fidelity is the Servicer, it (in whatever capacity) may make the remittances with respect to any Payment Date pursuant to Section 8.02 above, net of amounts to be distributed to itself or its delegee under Section 12.06 of the Trust Agreement (also in whatever capacity) pursuant to Section 8.04, if it determines pursuant to
Section 8.02 that there is no deficiency in Available Funds for such Payment Date. Nonetheless, the Servicer shall account for all of the above described amounts as if such amounts were deposited and distributed.


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

         SECTION 8.07.  Release of Pledged Assets.

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 and to the Insurer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Pledged Assets that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account and Spread Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.07(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.

         SECTION 8.08. Opinion of Counsel. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.07(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee (and not at the expense of the Indenture Trustee), stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Pledged Assets. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                               CREDIT ENHANCEMENT

         SECTION 9.01. Subordination. The payment of Monthly Principal to Class B Noteholders shall be subordinated to the payment of Class A Monthly Interest and Class A Monthly Principal on any Payment Date and the payment of Class B Monthly Interest shall be subordinated to the payment of Class A Monthly Interest and Class A Monthly Principal (i) to the extent of principal owed on a Final Maturity Date of a Class of Class A Notes, (ii) after the Notes shall have been declared to be

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

due and payable under Section 5.02 following an Event of Default, or (iii) if there is a shortfall of Available Funds, as described in Section 8.04(b).

         SECTION 9.02.  Spread Account.

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain a segregated trust account with the Indenture Trustee or in the corporate trust department of another Eligible Bank referred to herein as the "Spread Account." The Spread Account shall be maintained in the name of the Indenture Trustee. The Spread Account and any amounts on deposit therein shall be part of the Pledged Assets and shall be for the benefit of the Secured Parties, as their respective interests may appear herein; provided, however, that the interest of the Insurer therein shall be subordinated to the interests of the Noteholders as provided herein.

         (b) Funds on deposit in the Spread Account shall be invested in Eligible Investments in the same manner and subject to the same requirements and limitations as the investment of funds in the Collection Account pursuant to
Section 8.01, including the limitation that Eligible Investments mature not later than the Business Day prior to the next succeeding Payment Date; provided, however, that no such limitation on the maturity of Eligible Investments shall apply if the Indenture Trustee obtains the benefit of a liquidity facility or similar arrangement from a commercial bank with an Approved Rating or other provider approved in advance in writing by the Insurer and the Administrative Agent, with respect to funds in the Spread Account (a "Spread Account Facility") and __________ and __________ confirm in writing that the rating of the Notes will not be lowered or withdrawn as a result of eliminating or modifying the limitation on the maturity of Eligible Investments in respect of the Spread Account. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture, investment earnings on such funds shall be deemed to be available or on deposit only to the extent that the aggregate of such amounts, plus the funds on deposit in such Spread Account, do not exceed the Required Spread Amount.

                    (c) (i) If on any Payment Date (other than a Payment Date
               after an Event of Default shall have occurred and be continuing) the amount of Available Funds is insufficient to make the distributions required by Sections 8.04(a)(i) through (vii) (after consideration of the adjustment provided in Section 8.04(b)(i)), the Indenture Trustee shall withdraw or cause to be withdrawn from the Spread Account and deposited in the Collection Account the lesser of (x) the entire Available Spread Amount and
               (y) the amount necessary to make up such deficiency to pay any deficiency in permitted reimbursements of Outstanding Advances pursuant to Section 8.04(a)(i), the Monthly Servicing Fee, Monthly Interest and Monthly Principal (prior to making any draw on the Policy), all as provided in Sections 8.02 and 8.04 and the Policy.

                    (ii) Alternatively, if on any Payment Date after an Event of
               Default the amount of Available Funds is insufficient to make the distributions required by

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               Sections 5.06(a)(i) through (vii), but excluding any
               distributions required by Section 5.06(a)(ii) and Sections 5.06(a) (iv) or (vi) in an amount in excess of the amount, if any, required to reduce the aggregate Note Balances as of the prior Payment Date (after giving effect to any distributions on the prior Payment Date) to the Pool Balance at the end of the related Collection Period, the Indenture Trustee shall withdraw or cause to be withdrawn from the Spread Account and deposited in the Collection Account the lesser of (x) the entire Available Spread Amount and (y) the amount necessary to make up such deficiency to pay any deficiency in permitted reimbursements of Outstanding Advances pursuant to Section 5.06(a)(i), the Monthly Servicing Fee, Monthly Interest and Monthly Principal (prior to making any draw on the Policy), all as provided in Sections 5.06 and 8.02 and the Policy.

         (d) On each Payment Date, all distributions made pursuant to Sections 8.04(a)(x), 8.04(a)(xii) or 5.06(a)(viii), as applicable, shall be deposited into the Spread Account.

         (e) If the amount on deposit in the Spread Account, after giving effect to the distributions set forth in Section 8.04 (including, without limitation, payment of amounts due and owing to the Insurer) is greater than the Required Spread Amount on such Payment Date (after giving effect to the payment of the Accelerated Principal Amount), the amount of such excess shall be distributed by the Indenture Trustee to the Owner Trustee, or as the Owner Trustee shall direct in writing in accordance with the Trust Agreement to the Certificateholder. Amounts properly distributed to the Owner Trustee or Certificateholder pursuant to this Section, either directly without deposit in the Spread Account or from excess amounts in the Spread Account shall be deemed released from the security interest of the Indenture Trustee on behalf of the Secured Parties.

         (f) The Servicer is permitted to purchase the Receivables from the Issuer when the Note Balances have been reduced to 10% or less of the Initial Note Balances pursuant to Section 15.02 of the Trust Agreement. Upon discharge and satisfaction of this Indenture pursuant to Section 4.01, amounts remaining in the Spread Account, after payment of any amounts due and owing to the Noteholders and to the Insurer, shall be distributed by the Indenture Trustee to the Owner Trustee, or as the Owner Trustee shall direct in accordance with the Trust Agreement to the Certificateholder, and such amounts shall not be subject to any claims or rights of any Noteholder.

         SECTION 9.03.  Policy.

         (a) The Insurer is required under the terms of the Policy to pay the Monthly Servicing Fee, Monthly Interest and Monthly Principal up to the Policy Amount in the event of any deficiency of Available Funds to pay such amounts (after permitted reimbursements of related Outstanding Advances) not covered by amounts withdrawn from the Spread Account, as determined pursuant to Section 9.02, to the Indenture Trustee for credit to the Collection Account on the later of (a) 12:00 noon, New York City time, on the Payment Date and (b) 12:00 noon, New York City time, on the Business Day immediately succeeding presentation to the Fiscal Agent of the Indenture Trustee's demand therefor. Any demand for payment pursuant to Section 8.02 to the Fiscal Agent received

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

by the Fiscal Agent on a Business Day after 1:00 p.m., New York City time, or on any day that is not a Business Day, will be deemed to be received by the Fiscal Agent at 9:00 a.m., New York City time, on the next Business Day. Notwithstanding the foregoing, on a Redemption Date, the obligations of the Insurer under the Policy shall be limited in accordance with Section 8.04(b)(ii). The Indenture Trustee hereby agrees on behalf of the Noteholders (and each Noteholder, by its acceptance of its Notes, hereby agrees) for the benefit of the Insurer that the Indenture Trustee shall recognize that to the extent the Insurer makes a payment under the Policy, either directly or indirectly (as by paying through the Indenture Trustee), to the Noteholders, the Insurer will be entitled to be subrogated to the rights of the Noteholders to the extent of such payments under the Policy. Any rights of subrogation acquired by the Insurer as a result of any payment made under the Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the Notes pursuant to Section 8.04 hereof.

         (b) The Insurer shall pay any Preference Amounts, but only after there shall have been delivered to the Insurer (x) a certified copy of a final order of the court exercising jurisdiction in the Insolvency Proceeding to the effect that the Indenture Trustee is required to return any such payment or portion thereof prior to the Termination Date (as defined in the Policy) of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in the form of Exhibit D to the Policy, irrevocably assigning to the Insurer all rights and claims of such Indenture Trustee relating to or arising under such Avoided Payment and (z) a Notice for Payment in the form of Exhibit A to the Policy appropriately completed and executed by the Indenture Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee directly.

         The Indenture Trustee, for itself and on behalf of the Noteholders, agrees that the Insurer may at any time during the continuation of any proceeding relating to a Final Order direct all matters relating to such Final Order, including, without limitation, the direction of any appeal of any order relating to such Final Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated, to the extent of amounts paid under the Policy, to the rights of United Fidelity, the Servicer, the Seller, the Issuer, the Indenture Trustee and the Noteholders in the conduct of any preference claim, including, without limitation, all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.


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                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

         SECTION 10.01.  Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with the consent of the Insurer and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Basic Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Noteholders;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article Six; or


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

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may he expressly required by the TIA.

         The Indenture Trustee shall join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with the consent of the Insurer and with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 10.02.  Supplemental Indentures With Consent of Noteholders.

         (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, with the consent of the Insurer and with the consent of the Holders of not less than a majority of the Outstanding Note Balances, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

               (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
          Date);

               (iii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain

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

          provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iv) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

               (v) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Pledged Assets pursuant to Section 5.04;

               (vi) decrease the percentage of the Note Balances of the Notes required to amend this Indenture or the other Basic Documents; or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Pledged Assets or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

         (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         (c) It shall not be necessary for any act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

         (d) Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 10.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

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

         SECTION 10.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 10.05. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 10.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

         SECTION 11.01. Redemption. In the event that the Servicer exercises its right to require disposition of the corpus of the Trust pursuant to Section
15.02 of the Trust Agreement, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Insurer and each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 11.01, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than ten (10) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 11.02 to each Holder of the Notes.

         SECTION 11.02. Form of Redemption Notice. Notice of redemption under
Section 11.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing

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

in the Note Register. In addition, the Administrator shall notify the Insurer and the Rating Agencies upon the redemption of any Class of Notes, pursuant to
Section 2.06(b) of this Indenture.

         All notices of redemption shall state:

                         (i) the Redemption Date;

                         (ii) the Redemption Price;

                         (iii) CUSIP Numbers; and

                         (iv) the place where such Notes are to be surrendered
                    for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 11.03. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 11.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01.  Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and TIA Sections 314(c) and 314(d)(1). Notwithstanding the foregoing, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.


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         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                    (b) (i) Prior to the deposit of any Pledged Assets or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Assets or other property or securities to be so deposited.

                    (ii) Whenever the Issuer is required to furnish to the
               Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the Officer's Certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances, but such Officer's Certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than [$25,000] or less than one percent of the Note Balances.

                    (iii) Whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing

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

               such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the
               Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the Officer's Certificate required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balances of the Notes, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than [$25,000] or less than one percent of the then Note Balances of the Notes.

         SECTION 12.02.  Form of Documents Delivered to Indenture Trustee.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


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

         (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         SECTION 12.03.  Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register and the record date applicable to any solicitation for an Act of the Noteholders shall comply with Section 3.16(c) of the TIA.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 12.04. Notices, etc., to Indenture Trustee, Issuer, Insurer and Rating Agencies.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if

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

such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                    (i) the Indenture Trustee by any Noteholder or by the
               Issuer, it shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to or with the Indenture Trustee at its Corporate Trust Office;

                    (ii) the Issuer by the Indenture Trustee or by any
               Noteholder, it shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Issuer addressed to: ____________________________________________, in
               care of ____________________________________________, as Owner
               Trustee,
               _________________________________________________________ or at
               any other address furnished in writing to the Indenture Trustee by the Issuer; or

                    (iii) the Insurer by the Issuer or the Indenture Trustee, it
               shall be sufficient for any purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Insurer addressed to: ________________________________________________.

         (b) any Notices delivered to the Issuer hereunder shall also be delivered (by the same means) to the Servicer and the Administrator c/o ________________________________, Attention:
___________________________________.

         (c) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to (i) in the case of __________, at the following address:
______________________________ and (ii) in the case of __________, at the following address: ______________________________; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 12.05.  Notices to Noteholders; Waiver.

         (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 12.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 12.07.  Conflict With Trust Indenture Act.

         (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 12.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 12.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         SECTION 12.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.11. Benefits of Indenture. The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. The Owner Trustee shall be a third-party beneficiary to the provisions of this Indenture with respect to fees, expenses and indemnity upon and following the occurrence of an Event of Default. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Pledged Assets, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture, but not its duties and obligations under the Policy, upon delivery of a written notice to the Indenture Trustee.

         SECTION 12.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 12.13. Governing Law. This Indenture shall be construed in accordance with the laws of the State of Indiana, without regard to the conflict of laws principles thereof, and the obligations, rights, and remedies of the parties under this Indenture shall be determined in accordance with such laws.

         SECTION 12.14. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 12.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 12.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, or of any holder of a beneficial interest in the Issuer, or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         SECTION 12.17. No Petition. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 12.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Insurer shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Insurer may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 12.19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Seven, Eight, Ten, Twelve, Thirteen, Fourteen and Fifteen of the Trust Agreement.

         SECTION 12.20. Certain Matters Regarding the Insurer. So long as an Insurer Default shall not have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders or Certificateholders are entitled to exercise pursuant to this Indenture, without any consent of such Noteholders or Certificateholders; provided, however, that without the consent of each Noteholder and Certificateholder affected thereby, the Insurer shall not exercise such rights to amend this Indenture in any manner that would (i) reduce the amount of, or delay the timing of, collections of payments on the Receivables or distributions which are required to be made on any Note or Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Notes or Certificates, or (iii) alter the rights of any such Holder to consent to such amendment.

         Notwithstanding any provision in this Indenture to the contrary, in the event an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Indenture or to control or direct the actions of the Trust, the Seller, the Indenture Trustee or the Owner Trustee pursuant to the terms of this Indenture, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Trust, the Seller, the Indenture Trustee, the Owner Trustee or the Noteholders or the Certificateholders; provided, that the consent of the Insurer shall be required at all times with respect to any amendment of this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                         UNITED FIDELITY AUTO TRUST
                         2001-A By
                         _____________________________________,
                         not in its individual
                         capacity but solely on
                         behalf of the Issuer as
                         Owner Trustee under the
                         Trust Agreement

                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                                                                   , not in
                         ------------------------------------------
                         its individual capacity but solely as Indenture Trustee

                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                                                                      Schedule A
                                                                to the Indenture

                              DEPOSITORY AGREEMENT

                                                                     EXHIBIT A-1

                            [FORM OF CLASS A-1 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-1 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                              UNITED FIDELITY AUTO TRUST 2001-A
                   ______% CLASS A-1 AUTOMOBILE RECEIVABLE BACKED NOTE

         Evidencing the indebtedness of the United Fidelity Auto Trust 2001-A, a Delaware business trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light trucks and vans.

         (This Note does not represent an interest in United Fidelity Finance, LLC nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER ___                                                         $__________
                                                              CUSIP __________

         United Fidelity Auto Trust 2001-A, a Delaware business trust, for value received, hereby promises to pay to the order of [__________] (the "Noteholder") or its registered assigns, the principal sum of ______________________ ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of __________ (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before __________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-1 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture.

                                      A-1-1

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of a pool of simple interest loan and security agreements and installment sales contracts for new and used automobiles, light trucks, vans and van conversions (the "Receivables"), all monies paid thereon, and all monies due thereon, including Accrued Interest (but excluding Accrued Interest paid on or prior to the Closing Date with respect to such Receivables), security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, all documents contained in the Receivable Files, any Liquidation Proceeds, any rights of the Issuer in proceeds from claims or refunds of premiums on physical damage, lender's single interest, credit life, disability and hospitalization insurance policies, if any, covering vehicles financed thereby and the obligors thereunder, the interest of the Issuer in recourse to dealers relating to certain of the Receivables, the proceeds of all of the foregoing and the proceeds of amounts on deposit from time to time in the Spread Account for the benefit of the Noteholder, the Policy for the benefit of the Noteholder and certain other rights under the Purchase Agreement and the Trust and Servicing Agreement.

         Under the Indenture, the Issuer will pay, on the eighth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing __________ to the person in whose name this Note is registered on the related Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

         The Note constitutes an obligation of the Issuer only and does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including United Fidelity Finance, LLC or United Fidelity. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-1 Notes, the Issuer has also issued Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes. The Class B Notes are subordinated to the Class A Notes as provided in the Indenture. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy up to the Policy Amount to pay such deficiency.


                                      A-1-2

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferrable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to the Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Trust Agreement, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                UNITED FIDELITY AUTO TRUST 2001-A
                                By _______________________________, not in its
                                individual capacity but solely as Owner Trustee

                                By:
                                   ----------------------------------------
                                         Name:
                                         Title:






                                      A-1-3

                          CERTIFICATE OF AUTHENTICATION

                                This is the Note
                       referred to in the within-mentioned
                                   Indenture.


                                                                    , solely in
                          ------------------------------------------
                          its capacity as Indenture Trustee,


                          By:
                             ----------------------------------------
                                   Name:
                                   Title:

Dated: __________

                                      A-1-4

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
(name and address of assignee)


------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,


_______________________________________________________________________attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________



                                  Signature Guaranteed:

                                  ____________________________________________*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-1-5

                                                                     EXHIBIT A-2

                            [FORM OF CLASS A-2 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-2 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                              UNITED FIDELITY AUTO TRUST 2001-A
                  ______% CLASS A-2 AUTOMOBILE RECEIVABLE BACKED NOTE

         Evidencing the indebtedness of the United Fidelity Auto Trust 2001-A, a Delaware business trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light trucks and vans.

         (This Note does not represent an interest in United Fidelity Finance, LLC nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER ___                                                         $__________
                                                              CUSIP __________

         United Fidelity Auto Trust 2001-A, a Delaware business trust, for value received, hereby promises to pay to the order of [__________] (the "Noteholder") or its registered assigns, the principal sum of ______________________ ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of __________ (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before __________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-2 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture.

                                      A-2-1

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of a pool of simple interest loan and security agreements and installment sales contracts for new and used automobiles, light trucks, vans and van conversions (the "Receivables"), all monies paid thereon, and all monies due thereon, including Accrued Interest (but excluding Accrued Interest paid on or prior to the Closing Date with respect to such Receivables), security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, all documents contained in the Receivable Files, any Liquidation Proceeds, any rights of the Issuer in proceeds from claims or refunds of premiums on physical damage, lender's single interest, credit life, disability and hospitalization insurance policies, if any, covering vehicles financed thereby and the obligors thereunder, the interest of the Issuer in recourse to dealers relating to certain of the Receivables, the proceeds of all of the foregoing and the proceeds of amounts on deposit from time to time in the Spread Account for the benefit of the Noteholder, the Policy for the benefit of the Noteholder and certain other rights under the Purchase Agreement and the Trust and Servicing Agreement.

         Under the Indenture, the Issuer will pay, on the eighth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing __________ to the person in whose name this Note is registered on the related Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

         The Note constitutes an obligation of the Issuer only and does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including United Fidelity Finance, LLC or United Fidelity. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-2 Notes, the Issuer has also issued Class A-1 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes. The Class B Notes are subordinated to the Class A Notes as provided in the Indenture. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy up to the Policy Amount to pay such deficiency.


                                      A-2-2

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferrable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to the Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Trust Agreement, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                               UNITED FIDELITY AUTO TRUST 2001-A
                               By _______________________________, not in its
                               individual capacity but solely as Owner Trustee

                               By:
                                  ----------------------------------------
                                        Name:
                                        Title:






                                      A-2-3

                          CERTIFICATE OF AUTHENTICATION

                                This is the Note
                       referred to in the within-mentioned
                                   Indenture.


                                                                        , solely
                              ------------------------------------------
                              in its capacity as Indenture Trustee,


                              By:
                                 ----------------------------------------
                                       Name:
                                       Title:

Dated: __________

                                      A-2-4

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
(name and address of assignee)


------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,




_______________________________________________________________________attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________



                                  Signature Guaranteed:

                                  ____________________________________________*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-2-5

                                                                     EXHIBIT A-3

                            [FORM OF CLASS A-3 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-3 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                            UNITED FIDELITY AUTO TRUST 2001-A
                   ______% CLASS A-3 AUTOMOBILE RECEIVABLE BACKED NOTE

         Evidencing the indebtedness of the United Fidelity Auto Trust 2001-A, a Delaware business trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light trucks and vans.

         (This Note does not represent an interest in United Fidelity Finance, LLC nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER ___                                                        $__________
                                                             CUSIP __________

         United Fidelity Auto Trust 2001-A, a Delaware business trust, for value received, hereby promises to pay to the order of [__________] (the "Noteholder") or its registered assigns, the principal sum of ______________________ ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of __________ (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before __________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-3 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture.

                                      A-3-1

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of a pool of simple interest loan and security agreements and installment sales contracts for new and used automobiles, light trucks, vans and van conversions (the "Receivables"), all monies paid thereon, and all monies due thereon, including Accrued Interest (but excluding Accrued Interest paid on or prior to the Closing Date with respect to such Receivables), security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, all documents contained in the Receivable Files, any Liquidation Proceeds, any rights of the Issuer in proceeds from claims or refunds of premiums on physical damage, lender's single interest, credit life, disability and hospitalization insurance policies, if any, covering vehicles financed thereby and the obligors thereunder, the interest of the Issuer in recourse to dealers relating to certain of the Receivables, the proceeds of all of the foregoing and the proceeds of amounts on deposit from time to time in the Spread Account for the benefit of the Noteholder, the Policy for the benefit of the Noteholder and certain other rights under the Purchase Agreement and the Trust and Servicing Agreement.

         Under the Indenture, the Issuer will pay, on the eighth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing __________ to the person in whose name this Note is registered on the related Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

         The Note constitutes an obligation of the Issuer only and does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including United Fidelity Finance, LLC or United Fidelity. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-3 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-4 Notes and Class B Notes. The Class B Notes are subordinated to the Class A Notes as provided in the Indenture. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy up to the Policy Amount to pay such deficiency.


                                      A-3-2

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferrable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to the Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Trust Agreement, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                UNITED FIDELITY AUTO TRUST 2001-A
                                By _______________________________, not in its
                                individual capacity but solely as Owner Trustee

                                By:
                                   ----------------------------------------
                                         Name:
                                         Title:




                                      A-3-3

                          CERTIFICATE OF AUTHENTICATION

                                This is the Note
                       referred to in the within-mentioned
                                   Indenture.


                                                                    , solely in
                          ------------------------------------------
                          its capacity as Indenture Trustee,


                          By:
                             ----------------------------------------
                                   Name:
                                   Title:

Dated: __________

                                      A-3-4

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
(name and address of assignee)


------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,




_______________________________________________________________________attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________



                                  Signature Guaranteed:

                                  ____________________________________________*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-3-5

                                                                     EXHIBIT A-4

                            [FORM OF CLASS A-4 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-4 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                              UNITED FIDELITY AUTO TRUST 2001-A
                  ______% CLASS A-4 AUTOMOBILE RECEIVABLE BACKED NOTE

         Evidencing the indebtedness of the United Fidelity Auto Trust 2001-A, a Delaware business trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light trucks and vans.

         (This Note does not represent an interest in United Fidelity Finance, LLC nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER ___                                                         $__________
                                                              CUSIP __________

         United Fidelity Auto Trust 2001-A, a Delaware business trust, for value received, hereby promises to pay to the order of [__________] (the "Noteholder") or its registered assigns, the principal sum of ______________________ ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of __________ (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before __________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-4 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture.

                                      A-4-1

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of a pool of simple interest loan and security agreements and installment sales contracts for new and used automobiles, light trucks, vans and van conversions (the "Receivables"), all monies paid thereon, and all monies due thereon, including Accrued Interest (but excluding Accrued Interest paid on or prior to the Closing Date with respect to such Receivables), security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, all documents contained in the Receivable Files, any Liquidation Proceeds, any rights of the Issuer in proceeds from claims or refunds of premiums on physical damage, lender's single interest, credit life, disability and hospitalization insurance policies, if any, covering vehicles financed thereby and the obligors thereunder, the interest of the Issuer in recourse to dealers relating to certain of the Receivables, the proceeds of all of the foregoing and the proceeds of amounts on deposit from time to time in the Spread Account for the benefit of the Noteholder, the Policy for the benefit of the Noteholder and certain other rights under the Purchase Agreement and the Trust and Servicing Agreement.

         Under the Indenture, the Issuer will pay, on the eighth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing __________ to the person in whose name this Note is registered on the related Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

         The Note constitutes an obligation of the Issuer only and does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including United Fidelity Finance, LLC or United Fidelity. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-4 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class B Notes. The Class B Notes are subordinated to the Class A Notes as provided in the Indenture. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy up to the Policy Amount to pay such deficiency.


                                      A-4-2

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferrable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to the Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Trust Agreement, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                UNITED FIDELITY AUTO TRUST 2001-A
                                By _______________________________, not in its
                                individual capacity but solely as Owner Trustee

                                By:
                                   ----------------------------------------
                                         Name:
                                         Title:






                                      A-4-3

                          CERTIFICATE OF AUTHENTICATION

                                This is the Note
                       referred to in the within-mentioned
                                   Indenture.


                                                                   , solely in
                         ------------------------------------------
                         its capacity as Indenture Trustee,


                         By:
                            ----------------------------------------
                                  Name:
                                  Title:

Dated: __________

                                      A-4-4

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
(name and address of assignee)


------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,




_______________________________________________________________________attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________



                                  Signature Guaranteed:

                                  ____________________________________________*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-4-5

                                                                       EXHIBIT B

                             [FORM OF CLASS B NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS B NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                               UNITED FIDELITY AUTO TRUST 2001-A
                    ______% CLASS B AUTOMOBILE RECEIVABLE BACKED NOTE

         Evidencing the indebtedness of the United Fidelity Auto Trust 2001-A, a Delaware business trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light trucks and vans.

         (This Note does not represent an interest in United Fidelity Finance, LLC nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER ___                                                      $__________
                                                           CUSIP __________

         United Fidelity Auto Trust 2001-A, a Delaware business trust, for value received, hereby promises to pay to the order of [__________] (the "Noteholder") or its registered assigns, the principal sum of ______________________ ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of __________ (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before __________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class B Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture.

To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of a pool of simple interest loan and security agreements and installment sales contracts for new and used automobiles, light trucks, vans and van conversions (the "Receivables"), all monies paid thereon, and all monies due thereon, including Accrued Interest (but excluding Accrued Interest paid on or prior to the Closing Date with respect to such Receivables), security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, all documents contained in the Receivable Files, any Liquidation Proceeds, any rights of the Issuer in proceeds from claims or refunds of premiums on physical damage, lender's single interest, credit life, disability and hospitalization insurance policies, if any, covering vehicles financed thereby and the obligors thereunder, the interest of the Issuer in recourse to dealers relating to certain of the Receivables, the proceeds of all of the foregoing and the proceeds of amounts on deposit from time to time in the Spread Account for the benefit of the Noteholder, the Policy for the benefit of the Noteholder and certain other rights under the Purchase Agreement and the Trust and Servicing Agreement.

         Under the Indenture, the Issuer will pay, on the eighth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing __________ to the person in whose name this Note is registered on the related Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

         The Note constitutes an obligation of the Issuer only and does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including United Fidelity Finance, LLC or United Fidelity. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class B Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes. The Class B Notes are subordinated to the Class A Notes as provided in the Indenture. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy up to the Policy Amount to pay such deficiency.

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferrable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to the Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Trust Agreement, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                              UNITED FIDELITY AUTO TRUST 2001-A
                              By _______________________________, not in its
                              individual capacity but solely as Owner Trustee

                              By:
                                 ----------------------------------------
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

                                This is the Note
                       referred to in the within-mentioned
                                   Indenture.


                                                                  , solely in
                        ------------------------------------------
                        its capacity as Indenture Trustee,


                        By:
                           ----------------------------------------
                                 Name:
                                 Title:

Dated: __________

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
(name and address of assignee)


------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints,




_______________________________________________________________________attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________



                                  Signature Guaranteed:

                                  ____________________________________________*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.